UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

GENEREX BIOTECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29169	98-0178636
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

555 RICHMOND STREET WEST, SUITE 604 TORONTO, ONTARIO CANADA	M5V 3B1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 364-2551

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Generex Biotechnology Corporation (the “Company”) held its Annual Meeting at 201 Bridgeland Avenue, Toronto, Ontario, M6A 1Y7.  The following proposals were submitted to the stockholders at the Annual Meeting:

1.	To elect five directors;

2.	To ratify the appointment of MNP LLP as independent public accountants for the year ending July 31, 2014;

3.	To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2015, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors) (the “Reverse Stock Split Proposal”);

4.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Item 3 (the “Adjournment Proposal”);

5.	To approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended; and

6.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Only stockholders of record as of the close of business on March 31, 2014 were entitled to vote at the Annual Meeting.  As of March 31, 2014, 735,000,473 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting.  At the Annual Meeting, 528,551,909 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

The votes with respect to the proposals are set forth below.

(1) Elect the Directors of the Company to serve until the 2015 Annual Meeting:

The following nominees were elected as directors to serve until the 2015 Annual Meeting by the votes indicated below:

Name of Director Nominees	For	Withheld	Broker Non-Votes
John P. Barratt	125,224,964	40,040,191	363,286,754
Brian T. McGee	129,375,658	35,889,497	363,286,754
Mark A. Fletcher	127,297,722	37,967,433	363,286,754
James H. Anderson, Jr.	141,713,992	23,551,163	363,286,754
Eric Von Hofe, Ph.D.	140,010,545	25,254,610	363,286,754

(2) Ratification of the appointment of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2014:

The proposal to ratify the appointment of MNP LLP as the Company’s independent registered public accountant for fiscal year ending July 31, 2014 was approved by the votes indicated below. There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
493,437,921	26,068,281	9,045,707

(3) Reverse Stock Split Proposal:

The Reverse Stock Split Proposal was approved as 53.74% of the outstanding common stock voted in favor of the Reverse Stock Split Proposal and a vote of at least 50% of the outstanding common stock in favor of the proposal was required to approve it.  There were no broker non-votes on this proposal.

FOR	AGAINST	ABSTAIN
395,027,850	130,289,468	3,234,591

(4) Proposal to approve an adjournment if necessary:

The Adjournment Proposal was approved.

FOR	AGAINST	ABSTAIN
392,381,049	126,962,668	9,208,192

(5) Proposal to approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended:

The proposal to approve an amendment to the Generex Biotechnology Corporation 2006 Stock Plan and to approve the 2006 Stock Plan, as amended; was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
92,834,134	64,851,030	7,579,991	363,286,754

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENEREX BIOTECHNOLOGY CORPORATION.

Date: May 23, 2014	/s/ Mark A. Fletcher
Mark A. Fletcher
President and Chief Executive Officer